USCF ETF TRUST

USCF ALUMINUM STRATEGY FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT MARCH 31, 2024 (unaudited)

Besides the following listed Commodity Futures Contracts and United States Treasury Obligations of the Fund and its wholly-owned subsidiary, there were no additional investments held by the Fund at March 31, 2024.

The following Commodity Futures Contracts of the Fund’s wholly-owned subsidiary were open at March 31, 2024:

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts – Long
United States Contracts
LME Aluminum Futures LA, May 2024 contracts	13	$742,019	May-24	$8,163	0.3%
LME Aluminum Futures LA, June 2024 contracts	13	726,456	Jun-24	26,975	1.2%
LME Aluminum Futures LA, July 2024 contracts	13	729,088	Jul-24	27,350	1.2%
	39	2,197,563		62,488	2.7%
Total Open Commodity Futures Contracts(a)	39	$2,197,563		$62,488	2.7%

	Principal Amount	Market Value	% of Total Net Assets
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
5.29%, 4/04/2024	1,250,000	$1,249,455	54.8%
5.37%, 4/25/2024	275,000	274,033	12.0%
5.39%, 5/09/2024	350,000	348,055	15.3%
Total Treasury Obligations
(Cost $1,871,543)		$1,871,543	82.1%
Total Investments
(Cost $1,871,543)		$1,934,031	84.8%
Other Assets in Excess of Liabilities		346,235	15.2%
Total Net Assets		$2,280,266	100.0%

(a)	Collateral amounted to $174,382 on open commodity futures contracts.

USCF ETF TRUST

USCF ALUMINUM STRATEGY FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT MARCH 31, 2024 (unaudited) (continued)

Summary of Investments by Country^
United States	100.0%

Summary of Investments by Sector^
Government	100.0%

^	As a percentage of total investments.